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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934




Date of Report (Date of earliest event reported):          JUNE 30, 2000





                              DVI RECEIVABLES CORP.
             (Exact name of registrant as specified in its charter)



         DELAWARE                                       333-68043                  33-0608442
(State or other jurisdiction of                  (Commission File Number)        (I.R.S. Employer
incorporation or organization)                                                  Identification Number)


500 HYDE PARK
DOYLESTOWN, PENNSYLVANIA                                                                 18901
(Address of principal executive offices)                                              (Zip Code)



Registrant's telephone number, including area code:  (215) 345-6600





         (Former name or former address, if changed since last report.)




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Item 7. Financial Statements and Exhibits


Exhibit 99.1 Servicer Report for month ending June 30, 2000, payment date July 11, 2000


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 DVI Delaware Trust 1998-2
                                                          (Registrant)

                                           By:   DVI Receivables Corp.
                                                 Owner of Trust


Dated:     August 1, 2000                  By:   /s/ Steven Garfinkel
                                                 ------------------------------
                                                 Steven Garfinkel
                                                 Executive Vice President and
                                                 Chief Financial Officer




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